UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: March 25, 2019

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement

Institutional Investor Term Sheet

On March 25, 2019, the Company entered into a Term Sheet (the “Term Sheet”) with an Institutional Investor. Pursuant to the Term Sheet, upon the transaction closing, the Institutional Investor will have the right to purchase shares of common stock of the Company up to a value of $3,000,000 (the “Shares”) at a purchase price equal to 90% of the lowest trading price of the Company’s common stock for the five business days prior to the closing date. In addition, the Term Sheet requires a donation of 150,000 shares of common stock to an affiliate of the Institutional Investor (the “Donation Shares”) and a document preparation fee of $15,000. The Term Sheet also requires that a Form S-3 be filed by April 1, 2019 to register the Shares and Donation Shares with the Securities and Exchange Commission.

The foregoing description of the Term Sheet is qualified in its entirety by reference to the Term Sheet, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Securities Purchase Agreement and Convertible Promissory Note

On March 26, 2019 (the “Closing Date”), NovaBay Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Iliad Research and Trading, L.P. (the “Lender”), pursuant to which the Company issued a Secured Convertible Promissory Note (the “Convertible Note”) to the Lender dated as of the Closing Date. The Convertible Note has an original principal amount of $2,215,000, bears interest at a rate of 10% per annum and will mature on September 26, 2020, unless earlier paid, redeemed or converted in accordance with its terms. The Company received proceeds of $2,000,000 after an original issue discount and payment of Lender’s legal fees.

The Convertible Note provides the Lender with the right to convert, at any time, all or any part of the outstanding principal and accrued but unpaid interest into shares of the Company’s Common Stock at a conversion price of $1.65 per share (“Lender Conversion Price”). Further, beginning on September 26, 2019, the Convertible Note also provides the Lender with the right to redeem all or any portion of the Convertible Note (“Redemption Amount”). The payments of each Redemption Amount may be made, at the option of the Company, in cash, by converting such Redemption Amount into shares of Common Stock (“Redemption Conversion Shares”), or a combination thereof. The number of Redemption Conversion Shares equals the portion of the applicable Redemption Amount being converted divided by the lesser of $1.65 or the Market Price. The Market Price is defined as 85% of the lowest closing bid price during the twenty (20) Trading Days immediately preceding the applicable measurement date. The Purchase Agreement requires the Company to reserve at least 3,200,000 shares of Common Stock from its authorized and unissued Common Stock to provide for all issuances of Common Stock under the Convertible Note. However, the Convertible Note provides that the aggregate number shares of Common Stock issued to the Lender under the Convertible Note and Purchase Agreement shall not exceed 19.99% of the total number of shares of Common Stock outstanding as of the Closing Date unless the Company has obtained stockholder approval of the issuance pursuant to the requirements of the NYSE American Company Guide.

Pursuant to a Security Agreement between the Company and the Lender, repayment of the Convertible Note is secured by all of the assets of the Company. The assets covered by the Security Agreement are currently encumbered by that certain lien of up to $1,000,000 in favor of Pioneer Pharma (Hong Kong) Company Limited as described in the Company’s Current Report on Form 8-K filed on March 1, 2019. The Purchase Agreement and the Convertible Note contain customary events of default upon the occurrence and during the continuance of which all obligations under the Purchase Agreement and the Convertible Note may be declared immediately due and payable. Additionally, the Company has engaged Ascendiant Capital Markets, LLC to serve as placement agent for the transaction between the Company and the Lender in exchange for a commission equal to six percent (6%) of the gross proceeds.

The Company has filed herewith as Exhibits 10.2, 10.3 and 10.4 the Purchase Agreement, the Convertible Note and the Security Agreement, which are incorporated herein by reference, and the foregoing descriptions of the Purchase Agreement, the Convertible Note and the Security Agreement are qualified in their entirety by reference thereto.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02  Unregistered Sales of Equity Securities

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuance and sale of the Convertible Note by the Company to the Lender were made without registration under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Act and Regulation D promulgated thereunder, based on the offering of such securities to one investor, the lack of any general solicitation or advertising in connection with such issuance, the representation of such investor to the Company that it was an accredited investor (as that term is defined in Rule 501(a) of Regulation D of the Act), and the representation of such investor that it was purchasing the Convertible Note for its own account and without a view to distribute it.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(e)

            In recognition of Jason Raleigh’s recent appointment to the positions of Interim Chief Financial Officer and Treasurer and the Company’s desire to retain Mr. Raleigh, the Board of Directors of the Company approved a $100,000 one-time cash bonus payment to Mr. Raleigh on March 31, 2019.

Item 9.01     Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No. _____________	Description ________________________________________________________
10.1	Term Sheet between the Company and the Institutional Investor, dated March 25, 2019
10.2	Securities Purchase Agreement between the Company and Iliad Research and Trading, L.P., dated March 26, 2019
10.3	Secured Convertible Promissory Note from the Company to Iliad Research and Trading, L.P., dated March 26, 2019
10.4	Security Agreement between the Company and Iliad Research and Trading, L.P., dated March 26, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin Hall
Justin Hall
Interim President & Chief Executive Officer and General Counsel

Dated: March 28, 2019